UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  December 17, 2004

Information Resources, Inc. Litigation Contingent Payment Rights Trust

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-108592	20-0271216
(Commission File Number)	(IRS Employer Identification No.)

Information Resources, Inc. Litigation Contingent Payment Rights Trust c/o Information Resources, Inc., 150 North Clinton Street, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

(312) 726-1221

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On December 17, 2004, Information Resources, Inc. Litigation Contingent Payment Rights Trust (the “Trust”) issued a press release announcing that a U.S. District Court judge presiding over Information Resources, Inc.’s (“IRI”) antitrust lawsuit against The Dun & Bradstreet Corp., IMS International, Inc. and A.C. Nielsen Co. (now owned by VNU, N.V.) held a conference on December 15, 2004, at IRI’s request, to discuss the impact of the Court’s December 3, 2004 ruling on the trial schedule going forward.  A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits.  The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of Information Resources, Inc. Litigation Contingent Payment Rights Trust dated December 17, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION RESOURCES, INC. LITIGATION CONTINGENT PAYMENT RIGHTS TRUST

Date: December 21, 2004	By:	/s/ Monica M. Weed
	Name:	Monica M. Weed
	Title:	Litigation Trustee

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Information Resources, Inc. Litigation Contingent Payment Rights Trust dated December 17, 2004